FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2010
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

5.    FAIR VALUE MEASUREMENTS

        Financial assets and financial liabilities are required to be measured and reported on a fair value basis using the following three categories for classification and disclosure purposes:

        Level 1:    Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

        Level 2:    Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

        Level 3:    Unobservable inputs that are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

        In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company also considers counterparty credit risk in its assessment of fair value.

        The carrying value of financial instruments including cash and cash equivalents, restricted cash, accounts receivable, note receivable, and accounts payable approximate their respective fair values due to the short-term maturities of these instruments and debts. The fair value of the Company's convertible notes (see Note 10) and promissory notes (see Note 10) cannot be practicably determined due to their related party nature. The carrying value of the long-term debt approximates its fair value as of December 31, 2010, due to the timing of its closing which occurred on November 24, 2010 as described further in Note 10.